Trade and Other Receivables (Details) - Schedule of trade and other receivables - USD ($)		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule of Trade and Other Receivables [Abstract]
Trade receivables		$ 8,279,582	$ 4,488,090
Prepayments		113,036	221,099
Advances paid for content and service providers		1,745,561	566,501
Other receivables		1,117,162	219,587
Other financial assets	[1]	17,947	145,434
Allowance for estimated credit losses		(951,455)	(235,164)
Trade and other receivables, net		$ 10,321,833	$ 5,405,547

[1]	The Group reclassified its bank balances in Lebanese Pounds equivalent of USD 17,947 (2021: USD 145,434) to other financial assets due to significant devaluation of Lebanese Pounds against US Dollar caused by the ongoing political and economic situation in Lebanon. Refer to note 29.